Henry County Bancshares 10-Q

Exhibit 32

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Henry County Bancshares, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David H. Gill, Chief Executive Officer of the Company and I, Charles W. Blair, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David H. Gill
David H. Gill, President and CEO
(Principal Executive Officer)

/s/ Charles W. Blair, Jr.
Charles W. Blair, Jr., EVP & CFO
(Principal Financial and Accounting Officer)

November 12, 2010